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                                                                 EXHIBIT 23(b)


                       CONSENT OF INDEPENDENT AUDITORS



      We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 10, 1996, in the Registration Statement (Form S-4) and related Prospectus of Huntington Bancshares Incorporated for the registration of 7,826,000 shares of its common stock.


/s/Ernst & Young LLP


Columbus, Ohio
December 20, 1996